UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2006

HAPC, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Healthcare Acquisition Partners Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 19, 2006, Healthcare Acquisition Partners Corp. (the “Company”) changed its name to “HAPC, Inc.” The Company was issued a new ticker symbol (OTCBB: HAPNU) to take effect at the open of business on April 25, 2006. The change of name was effected pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment of Amended and Restated Certificate of Incorporation is attached as Exhibit 99.1. A copy of the press release announcing the name change and new ticker symbol is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Healthcare Acquisition Partners Corp.

99.2	Press Release, dated April 24, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Pat LaVecchia
Pat LaVecchia
Secretary

Dated: April 24, 2006

Exhibit Index

Exhibit Number	Description
Exhibit No. 99.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Healthcare Acquisition Partners Corp.

Exhibit No. 99.2	Press Release, dated April 24, 2006